                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                  FORM 8-K/A #1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       OCTOBER 20, 1999
                                                --------------------------------


                                     ISOCOR
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             (Exact name of registrant as specified in its charter)




         CALIFORNIA                    000-27900               95-4310259
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(State or other jurisdiction       (Commission File         (I.R.S. Employer
       of incorporation)                Number)             Identification No.)


3420 OCEAN PARK BOULEVARD, SANTA MONICA, CALIFORNIA                90405
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code        (310) 581-8100
                                                  ------------------------------


                                  INAPPLICABLE
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          (Former name or former address if changed since last report)



Exhibit Index located on page 3.


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ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

        (c) Exhibits.

Number  Description
------  -----------
2.1     Agreement and Plan of Reorganization, dated as of October 20, 1999, among Critical Path, Inc., Initialize Acquisition Corp. and ISOCOR (the
        schedules to such agreement are not filed herewith and are listed on the last page of Exhibit 2.1. The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to the Securities and
        Exchange Commission upon request).


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ISOCOR



                             By: /s/ PAUL GIGG
                                 -----------------------
                                 Paul Gigg,
                                 President and
                                 Chief Executive Officer

Dated:  November 1, 1999

                                  EXHIBIT INDEX


Number  Description
------  -----------
2.1     Agreement and Plan of Reorganization, dated as of October 20, 1999, among Critical Path, Inc., Initialize Acquisition Corp. and ISOCOR (the
        schedules to such agreement are not filed herewith and are listed on the last page of Exhibit 2.1. The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to the Securities and
        Exchange Commission upon request).


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